Please file this Prospectus Supplement with your records.


                          UNIVERSAL CAPITAL GROWTH FUND
                                   A SERIES OF
                       UNIVERSAL CAPITAL INVESTMENT TRUST


On November 30, 2001, the Board of Trustees of the Universal Capital Growth Fund (the "Fund") met and approved a proposal pursuant to which all or substantially all of the assets of the Fund, and all of the Fund's liabilities, will be acquired by Oak Ridge Funds, Inc., on behalf of the Oak Ridge Large Cap Equity Fund (the "Oak Ridge Large Cap Fund"). In exchange, the Oak Ridge Large Cap Fund will issue shares of its common stock to the Fund for distribution to Fund shareholders, after which the Fund will be terminated.

The Board approved the proposal because it believes the reorganization to be in the best interests of the Fund. The Board based its decision on a number of factors, including (i) the compatibility of the funds' investment objectives, policies and restrictions, (ii) the fact that the continued decline in net assets of the Fund has made it unlikely that the Fund's investment adviser will be able to continue to cap expenses and (iii) the tax free nature of the transaction to the Fund and its shareholders. The Board considered, among other things, liquidating the Fund as an alternative to the proposed reorganization, but decided that the reorganization would be preferable to liquidation because the benefits that Fund shareholders would realize as a result of the reorganization would not be available should the Fund liquidate.

The proposed reorganization requires the approval of the Fund's shareholders. Accordingly, the Board has called a special meeting of shareholders to be held on January 31, 2002, at which time shareholders of the Fund will vote on the reorganization. Only shareholders of record as of the close of business on December 14, 2001, the record date for the special meeting, are entitled to vote at the meeting. The Fund will mail to shareholders of record as of that date a combined prospectus and proxy statement which will discuss in detail the proposed reorganization to be voted upon. These materials will be mailed on or about January 3, 2002.

In the meantime, information regarding the Oak Ridge Large Cap Fund (trading symbol: ORILX), including a current prospectus of the fund, can be obtained by calling 1-800-407-7298.

           The date of this Prospectus Supplement is December 3, 2001.

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